SHARE CAPITAL	12 Months Ended
Dec. 31, 2025
SHARE CAPITAL
SHARE CAPITAL

NOTE 19 - SHARE CAPITAL:

a.  Composition:

Company share capital is composed of shares of NIS 0.01 par value, as follows:

	Number of shares
	December 31,
	2025	2024
Authorized ordinary shares (1)	159,994,000,000	39,994,000,000
Authorized preferred shares (reserved)	6,000,000	6,000,000
Issued and paid ordinary shares	50,923,261,000	12,899,831,000
Issued and paid – in ADSs term	5,092,326	1,290,000

(1)	On May 26, 2025, the annual general meeting of shareholders approved the increase of the authorized share capital of the Company to NIS 1,600,000,000, consisting of (i) 159,994,000,000 Ordinary Shares, NIS 0.01 par value per share, and (ii) 6,000,000 preferred shares, NIS 0.01 par value per share
(2)	On March 21, 2024, the extraordinary general meeting of shareholders approved the increase of the authorized share capital of the Company to NIS 400,000,000, consisting of (i) 39,994,000,000 Ordinary Shares, NIS 0.01 par value per share, and (ii) 6,000,000 preferred shares, NIS 0.01 par value per share
(3)	On March 23, 2023, the Company changed the ADS ratio from 1 ADS representing 10 ordinary shares to 1 ADS representing 400 ordinary shares. On August 20, 2024, the Company changed the ADS to ordinary share ratio from 1 ADS representing 400 ordinary shares to 1 ADS representing 10,000 ordinary shares. All data denominated in ADS were adjusted for this ratio changes.
b.	Through December 31, 2025, the Company sold 890,001 ADSs under its ATM offering program at an average price of $3.85 per ADS, generating net proceeds of approximately $3.3 million, net immaterial issuance expenses
c.	On May 14, 2025, the Company and the investors from the April 2024 offering agreed to the exercise of all 85,779 warrants issued in that offering, at a reduced exercise price of $1.50 per ADS (reduced from the prior exercise price of $18.75 per ADS), resulting in gross proceeds of approximately $0.13 million.
d.	On June 20, 2025, the Company entered into a committed equity line purchase agreement (the “Any Market Purchase Agreement”) with Alumni Capital LP (“Alumni”), pursuant to which the Company obtained the right, at its sole discretion and subject to certain conditions, to sell up to $10 million of ADSs to Alumni. Sales under the agreement, initiated by the Company through written purchase notices, executed at a price per ADS calculated based on formulas reflecting discounts to prevailing market prices. In addition, the Company may issue prefunded warrants instead of ADSs under certain purchase notices, subject to contractual ownership limitations.

In connection with the agreement, the Company issued to Alumni as a fee, a commitment warrant to purchase up to 333,333 ADSs at an exercise price of $3.00 per ADS for no consideration. The commitment warrant was accounted as a share-settled share-based payment to Alumni and was carried at initial recognition of the agreement as an immediate expense for the service, recorded in the Consolidated Statements of Comprehensive Loss under financial expenses, with a corresponding adjustment to accumulated deficit.

The fair value of the warrant was computed using the Black and Scholes option pricing model. The fair value was based on the price of an ADS on June 20, 2025, and based on the following parameters: risk-free interest rates of 4.04% and an average standard deviation of 125.2%. The fair value of the warrant at the grant date was approximately $0.5 million.

In addition, the Company recognized transactions costs of $0.1 million as a financial expense.

Until December 31, 2025, the Company made drawings under its Any Market Purchase Agreement with Alumni Capital LP. During this period, the Company issued 2,247,136 ADSs in multiple tranches pursuant to written purchase notices, for total net proceeds of approximately $3.3 million.

e.	On December 19, 2025, the Company entered into a Standby Equity Purchase Agreement with Yorkville Advisors Global, LP (“YA”), pursuant to which YA committed to purchase, at the Company’s discretion and subject to certain conditions, up to $25 million of ADSs over a period of up to 36 months.

Sales under the agreement are initiated by the Company through written purchase notices and are executed at a price per ADS determined in accordance with a formula based on prevailing market prices, subject to contractual limitations. The Company is under no obligation to utilize the facility.

In connection with the execution of the agreement, the Company issued to YA 122,130 ADSs as initial commitment shares.The Company recognized an expense of approximately $0.5 million in connection with the issuance of the initial commitment shares, which was accounted for as a share-based payment.

In addition, during December 2025, the Company issued 386,593 ADSs as initial equity shares and pre-funded warrants exercisable into 590,446 ADSs, for aggregate gross proceeds of approximately $1.0 million.

The pre-funded warrants are exercisable at a nominal exercise price and are subject to ownership limitations. As of December 31, 2025, no additional ADSs were issued under the Standby Equity Purchase Agreement.

The Company recognized an expense of approximately $0.5 million in connection with the issuance of the initial commitment shares, which was accounted for as a share-based payment.

f.	During 2025 and 2024, the Company issued 70,705 and 17,218 ADSs, respectively, resulting from vested RSUs that had been issued to employees, officers, directors, and consultants of the Company.
g.	On January 26, 2024, the Company issued 400,000 ADSs at a purchase price of $20 per ADS and warrants to purchase 400,000 ADSs at an exercise price of $25 per ADS. These warrants may be exercised in cash or on a cashless basis, are immediately exercisable, and expire in five years. The Company also issued to the placement agent warrants to purchase 24,000 ADSs under the same terms. The gross proceeds from the offering were $8 million, before deducting approximately $0.9 million in fees and expenses.

The warrants were classified as a financial liability due to a net settlement provision. These derivatives were recognized and subsequently measured at fair value through profit or loss. Upon initial recognition the fair value of the warrants was adjusted to reflect the unrecognized day 1 loss. This unrecognized day 1 loss is amortized over the warrants’ contractual life. Issuance expenses amounted to $0.9 million allocated to the warrants were recorded directly in the Consolidated Statements of Comprehensive Income (Loss). See also note 4.

h.	On April 3, 2024, the Company issued 85,779 ADSs at a purchase price of $14.57 per ADS and warrants to purchase 85,779 ADSs at an exercise price of $18.75 per ADS. These warrants may be exercised in cash or on a cashless basis, are immediately exercisable and expire in five years. The gross proceeds from the offering were $1.25 million, before deducting offering expenses approximately $0.1 million in expenses. See note 19 (c) above.

The warrants were classified as a financial liability due to a net settlement provision. These derivatives were recognized and subsequently measured at fair value through profit or loss. The consideration, net of issue expenses, was allocated to the various issued instruments. Out of the gross consideration, $0.9 million was allocated to the warrants. The remainder of approximately $0.35 million was allocated to equity. Issuance expenses allocated to the liability instruments were recorded directly in the Consolidated Statements of Comprehensive Income (Loss), while those allocated to equity were recorded against additional paid in capital. See also note 4.